Trinity Industries, Inc. Investor Presentation November, 2007

Forward Looking Statements This presentation contains "forward looking statements" as defined by the Private Securities Litigation Reform Act of 1995 and includes statements as to expectations, beliefs and future financial performance, or assumptions underlying or concerning matters herein. These statements that are not historical facts are forward looking. Readers are directed to Trinity's Form 10-K and other SEC filings for a description of certain of the business issues and risks, a change in any of which could cause actual results or outcomes to differ materially from those expressed in the forward looking statements. Any forward looking statement speaks only as of the date on which such statement is made. Trinity undertakes no obligation to update any forward looking statement or statements to reflect events or circumstances after the date on which such statement is made.

Trinity is a Multi-Industry Company Trinity is focused on infrastructure products and services in five distinct business groups: Note: Revenue and Operating Profit percentages for Last Twelve Months Ended September 30, 2007 for outside revenues. Note: Revenue and Operating Profit percentages for Last Twelve Months Ended September 30, 2007 for outside revenues.

Trinity's Key Market Leadership Positions Trinity's Rail Group Largest manufacturer of railcars in North America Largest railcar axle manufacturer in North America Largest railcar coupler manufacturer in North America Trinity's Rail Leasing and Management Services Group Leading provider of railcar leasing and management services Trinity's Construction Products Group Largest full-line highway guardrail and crash cushion manufacturer in the U.S. Leading producer of concrete and aggregates in Texas Trinity's Energy Equipment Group Leading full-line LPG tank manufacturer in North America Leading manufacturer of structural wind towers in the U.S. Trinity's Inland Barge Group Largest barge manufacturer in the U.S. Largest fiberglass hopper barge cover manufacturer in the U.S.

Trinity Has Experienced Significant Growth Trinity's businesses provide a strong platform for growth The vast majority of Trinity's recent growth has been organic Revenues have grown by nearly $2 billion, or 155%, since 2003: 2003 2004 2005 2006 2003 1260 1965 2709.71 3218.9 $705mm growth $509mm growth $745mm growth

Trinity Today Leasing and Management Services Aggressively Grow our Leasing Business Expand Relationships with End-users of railcars Introduce New Products through Leasing Business Diversify Earnings Base for Trinity Manufacturing Businesses Maximize Returns Expand Manufacturing Footprint in Mexico Take Advantage of Operational Flexibility Generate Continuous Synergies Trinity's Multi-Industry Model

Maximize Returns Trinity's manufacturing businesses have shown strong operating profit growth: 2005 2006 LTM 09/07 2003 148.3 276.1 310.2

Trinity Has an Excellent Competitive Position in Mexico Trinity Has an Excellent Competitive Position in Mexico Trinity Has an Excellent Competitive Position in Mexico Over five decades of in-country operating experience Multiple plants in Mexico - over 4,000 employees Trinity's significant manufacturing capacity in Mexico continues to grow Very strong logistics network in place - 1,000 truckloads crossing the border per month Provides benefits across multiple product lines: Trinity expects to produce 50 railcars per day in Mexico during 2007 Trinity expects to produce over 160,000 propane tanks in Mexico in 2007 Trinity is currently producing wind towers in Mexico and is constructing a new wind tower facility - will add 180,000 square feet to current footprint 1.9 million square feet of manufacturing capacity in Mexico

Trinity's Unique Manufacturing Flexibility Creates Value Trinity's Unique Manufacturing Flexibility Creates Value Trinity's Unique Manufacturing Flexibility Creates Value Trinity's Unique Manufacturing Flexibility Creates Value Trinity's manufacturing flexibility enhances its opportunistic approach Quick response to market changes and customer needs Resources directed toward highest and best use Manufacturing flexibility across business lines Manufacturing flexibility across broad product lines

Trinity's Companies Have Continuous Synergistic Connections Trinity continuously generates synergies across its businesses: Networking Customer Relationships Internal Sourcing of Components & Sub- Assemblies INTERNALLY GENERATED SYNERGIES Centralized Cost Savings Continued Transition to Low Cost Facilities Sharing Best Practices in Manufacturing Technologies

Trinity's Railcar Lease Fleet is Growing Aggressively Trinity added $620 million of railcars to its fleet in 2006 and expects to add another $525-$575 million (net) in 2007 - over $1 billion in two years At September 30, 2007: Trinity's lease fleet totaled 35,890 railcars, an increase of 313% since 2000, representing over $2.0 billion of leasing capital expenditures Trinity had $1.2 billion, or approximately 14,520 cars in its backlog dedicated to its internal lease fleet 3/00 3/01 12/01 12/02 12/03 12/04 12/05 12/06 9/07 2003 8684 11830 13280 15098 18599 20313 24877 30553 35890 CAGR of 21.0% 8,700 cars 35,890 cars

Trinity's Operating Profit from Leasing Has Grown Substantially 2004 2005 2006 LTM 9/07 2003 42 55.8 106.5 154.5

Financial Highlights - Manufacturing and Leasing Leasing and Management Services Last Twelve Months, September 30, 2007: Revenues of $551 million Reflects 122% growth over LTM 9/06 Operating Profit of $155 million Reflects 87% growth over LTM 9/06 Accounts for 31% of Trinity's operating profit As of September 30, 2007: Total Debt of $750 million Instruments include Warehouse Facility, Asset Backed Securitization, and Equipment Trust Certificates Manufacturing Businesses* Last Twelve Months, September 30, 2007: External Revenues of $3.0 billion Reflects 5% growth over LTM 9/06 Operating Profit of $310 million Reflects growth of 14% over LTM 9/06 As of September 30, 2007: Total Debt of $654 million Instruments include Revolver, Convertible Subordinated Notes, and Senior Notes * includes corporate and eliminations

Consolidated Financial Highlights Last Twelve Months, September 30 2007: Revenues of $3.6 billion Reflects 15% growth over LTM 9/06 Operating Profit of $465 million Reflects 31% growth over LTM 9/06 Earnings from Continuing Operations of $3.39 per common diluted share Reflects 35% growth over LTM 9/06 ROE of 18.2% As of September 30 2007: Cash of $222 million Equity of $1.7 billion Total Debt of $1.4 billion Total Debt to Capital of 46%

Appendix: Operating Business Summaries

EBITDA Margin Line 3 Revenue EBITDA Stack 2 Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 2002 0.07368587 1268.9 93.504 50 2003 0.080165092 1259.9 101 125 2004 0.049974555 1965 98.2 200 2005 0.108609809 2709.7 294.3 275 2006 0.1553947 3218.9 500.2 350 LTM 9/07 0.169757329 3564.5 605.1 Trinity's Growth Continues Trinity's Earnings Summary 2003 - LTM 9/07 (1) (1) Earnings per Diluted Share from Continuing Operations Earnings Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2003 -0.06 2004 -0.25 2005 1.44 2006 2.72 LTM 9/07 3.39 2006 results reflected rate of improvements Revenues grew 19% from $2.7 billion to $3.2 billion, led by: 18% growth ($326mm) in Rail 54% growth ($131mm) in Inland Barge 43% growth ($102mm) in Energy Equipment Operating profit grew 88%, or $179mm to $383mm Operating margin increased from 7.5% to 11.9% EBITDA rose 70% from $294mm to $500mm Reported income from continuing operations of $216mm as compared to $111mm Earnings from continuing operations rose 89% to $2.72 per share Q3 07 was another solid quarter across the board Revenues increased 24% to $1,008mm as compared to the same period in 2006 Operating profit increased 46% to $147mm Trinity's operating margin of 14.6% Reported income from continuing operations of $87mm Trinity's EBITDA Summary 2003 - LTM 9/07 (1) (1) EBITDA from Continuing Operations ($mm) ($mm)

Industry shipments of 67,930 during LTM 9/30/07 with a backlog of 67,730 cars as of 9/30/07 Trinity shipments totaled 26,920 during LTM 9/30/07, compared to 8,300 in all of 2003 Trinity orders totaled 26,156, representing approximately 55% of the Industry total during LTM 9/30/07 Trinity's order backlog was approximately 31,300 railcars as of 9/30/07 vs. 12,150 at the end of 2003 Operating Margin of 15.5% in Q307 Revenue Operating Profit OP Margin Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2003 595 -2.2 -0.0037 2004 1066.7 -20.4 -0.0191 2005 1816.3 135 0.0743 2006 2142.6 253.9 0.1185 LTM 9/07 2326.5 338 0.1453 Rail Group Largest producer of railcars, railcar axles, and coupling devices in North America The renewable fuels industry and the railcar replacement cycle are driving growth in the industry and for Trinity. 690,000 railcars, or 44% of the North American fleet, are over 25 years old Focus on new and updated designs Centralized sourcing provides cost savings Streamlined manufacturing efficiencies Networking of customers between railcar sales and railcar leasing Rail Group Highlights Rail Group Historical Operating Profit/(Loss)(1) (1) Before eliminations ($mm) ($mm) ($mm)

Industry Shipments 1956 67080 1957 99590 1958 42760 1959 37819 1960 57047 1961 31720 1962 36554 1963 44960 1964 69330 1965 77828 1966 90104 1967 83095 1968 56232 1969 69028 1970 65970 1971 54696 1972 47460 1973 59875 1974 66563 1975 72337 1976 52504 1977 51142 1978 67286 1979 84869 1980 80470 1981 41435 1982 15515 1983 5570 1984 12376 1985 11674 1986 11508 1987 13645 1988 22524 1989 29617 1990 32063 1991 24674 1992 25761 1993 35239 1994 53281 1995 60853 1996 57877 1997 50396 1998 75685 1999 74223 2000 55791 2001 34260 2002 17714 2003 32184 2004 47801 2005 69759 2006 75619 2007P 64148 2008P 55318 2009P 57051 2010P 61165 2011P 62205 2012P 61345 1.2 million railcars = 60,500 cars per year avg. 1964-1983 731,000 railcars = 36,500 cars per year avg. 1984-2003 Rail Industry Shipment Summary and Projections Sources: Historical data per the Railway Supply Institute; projected periods per Global Insight and Economic Planning Associates, Inc. reports 25 years from peak 60,200 cars per year avg. 2007P - 2012P A look at two 20-year periods of time: Major industry Consolidation after the peak in the late 1970's Change in tax status affected shipments

Railcar Leasing and Management Services Group ("TILC") Leading provider of comprehensive railcar fleet leasing and management services Trinity's owned and leased fleet was approximately 35,890 railcars at 9/30/07 as compared to 29,200 at 9/30/06 Single point of contact for equipment and services Strengthens relationship with end-user of railcar Young fleet with an average age of 4.3 years Long-term leases with average remaining term of 5.5 years Highly utilized fleet - 99.6% at September 30, 2007 Marketed with railcar sales activities as TrinityRail Trinity Leasing's capabilities provide the following advantages: Strategic Position Operating Benefits Financial Results Leasing complements product offering (one-stop shopping) Provides Trinity's rail customers option to purchase or lease Ideal method for introduction of new products Assists in balancing and extending production lines Minimizes administrative issues Strategic fleet sales take advantage of market conditions Leasing provides attractive return on investment Minimizes cyclical exposure to company Revenue and cash flow diversification for Trinity Revenue Operating profit OP % Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 114.7 31.3 0.273 2003 153.8 41 0.267 2004 181 42 0.232 2005 203.7 55.8 0.274 2006 303.7 106.5 0.351 LTM 9/07 551.6 154.5 0.28 Leasing and Mgmt Services Historical Operating Profit ($mm) ($mm)

Revenue Operating profit Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 211.7 4.7 0.02 2003 170.6 -4.7 -0.03 2004 210.4 -14.8 -0.07 2005 240.7 15.7 0.07 2006 371.2 44.5 0.12 LTM 9/07 461.3 61.8 0.13 Revenues up 35% in Q3 07 vs. Q3 06 Profitability dramatically improved - Operating Profit/(Loss) margins increased from (7%) in FY 2004 to 12% during 2006 and 13% YTD 9/07 Trinity backlog grew to $771mm at Q3 07 vs. $677MM at Q2 07 and $424mm at Q3 06 Backlog extends into 2009 Replacement demand driver: 6,600 out of 17,900 hopper barges, or 37%, are 21+ years old 1,500 out of 2,800 tank barges, or 55%, are 21+ years old Inland Barge Group Largest manufacturer of barges that transport goods through U.S. inland waterways Largest U.S. manufacturer of fiberglass hopper barge covers used primarily on grain barges Multiple barge manufacturing facilities on inland waterways enable rapid delivery Facilities have been expanded to meet market demand 8,100 barges, or 39% of the U.S. fleet, are 21+ years old Barge transportation has a cost advantage in high-cost fuel environments Inland Barge Group Highlights Inland Barge Group Historical Operating Profit/(Loss) (1) Tank Barges Hopper Barges Transports grain & coal Transports liquids (1) Before eliminations ($mm)

Estimated Retirements New Builds 1999 1019 931 2000 1201 831 2001 862 655 2002 1139 596 2003 947 280 2004 942 510 2005 714 328 2006 713 740 Age 0-5 Years 2679 6-10 Years 5049 11-15 Years 3203 16-20 Years 1640 21-25 Years 992 26+ Years 7131 39% are 21+ years old Inland Barge Segment: Growth is Expected to be Driven by Replacement Demand Source: Information from industry sources as of 12/31/06 13% 24% 15% 8% 35% 5% Retirements Have Exceeded New Builds - Hopper & Tank Age of North American Hopper & Tank Barge Fleet

Congressional & Regulation Improvements Positive for Growth of Construction and Energy Segments Federal Highway Bill provides growth opportunity Bill provides $286.5 billion over six years The Bill provides a 31% increase over the previous funding levels Each state guaranteed at least a 21% increase over amounts provided by previous Bill Increasing export opportunities for proprietary products Passage of Energy Bill extended tax credits to 2008 U.S. wind power slated to grow with emphasis on renewable energy sources Proprietary Highway Products Guardrail U.S. Wind Power Capacity Net Additions Structural Wind Towers 2002 410 2003 1687 2004 389 2005 2400 2006P 3400 2007P 3600 2008P 3750 2009P 4000 2010P 4200 Source: Emerging Energy Research; 12/31/2005 Source: Emerging Energy Research; 12/31/2005

Revenues OP OP% Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 463.9 44.8 0.097 2003 457.4 37.5 0.082 2004 535.5 35.1 0.066 2005 621.6 55.3 0.089 2006 695.3 61.5 0.088 LTM 9/07 721.8 56.9 0.079 Revenues up 2% in Q3 07 vs. Q3 06 Nationwide producer of Highway products Positioned in Texas with Concrete, Aggregates, and Bridge Structures Demand tied to construction projects and federal funding Outlook positive Consistent contributor to cash flow Construction Products Group Leading Texas producer of concrete, aggregates and structural bridge beams Largest highway guardrail manufacturer, plus a line of proprietary products including guardrail end treatments and highway crash cushions Diversified exposure to commercial, residential, industrial, and highway markets Business has grown organically and through acquisitions Federal Highway Bill provides growth opportunities Construction Products Group Highlights Construction Products Group Historical Operating Profit(1) Concrete & Aggregates 445.5 Highway Products 231.4 Other 44.9 All other Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 LTM 9/30/07 Revenue Mix (1) Before eliminations ($mm)

Revenue OP OP% Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 149.4 0.6 0.004 2003 124.3 10.9 0.088 2004 152.1 15.3 0.101 2005 234.8 31.9 0.136 2006 336.5 45.7 0.136 LTM 9/07 389.2 42.6 0.109 Tank Containers: Consistent and mature business Trinity has taken cost out of the business Improved processes Elimination of non-profitable products Consolidated North American operations Structural Wind Towers: Revenues will grow from $11mm in 2004 to $230mm in 2007 Trinity's order backlog as of 06/30/07 was approximately $750MM New Illinois plant to serve Midwest market opened in mid-2007 New plant in Mexico will open in 2008 Energy Equipment Group Leading U.S. producer of tank containers and tank heads for pressure vessels and the largest LPG container manufacturer in North America. Low-cost operator with primary tank container production in Mexico facilities Leading U.S. producer in fast-growing structural wind tower business Synergies among products across multiple Trinity business groups Energy Equipment Group Highlights Energy Equipment Group Historical Operating Profit (1) Energy Equipment Group Historical Operating Profit (1) (1) Before eliminations ($mm)